Exhibit 99.1

May 31, 2022

FLOWERS FOODS ANNOUNCES RETIREMENT OF CHIEF OPERATING OFFICER AND EXECUTIVE PROMOTION

THOMASVILLE, Ga. – Flowers Foods, Inc. (NYSE: FLO), producer of Nature’s Own, Dave’s Killer Bread, Wonder, Canyon Bakehouse, Tastykake, and other bakery foods, today announced that effective December 31, 2022, Bradley K. Alexander, chief operating officer, will retire from the company after 41 years of service. Consistent with the company’s management succession plan, on January 1, 2023, Heeth Varnedoe, the company’s current chief transformation officer, will succeed Alexander as chief operating officer.

“I wish to express my deep appreciation to Brad for his service to our company,” said A. Ryals McMullian, president and chief operating officer. “His many contributions to the sales, operations, and marketing functions of Flowers have been instrumental to many of our company’s successes and we have benefitted greatly from his extensive knowledge of the industry and steadfast leadership. We wish him the very best in his retirement.”

McMullian continued, “In several key roles at Flowers, Heeth has consistently demonstrated his superior business acumen and in-depth understanding of our company’s operations. Given his proven leadership skills, I have every confidence he will do an outstanding job as we continue our digital transformation efforts while remaining focused on serving the needs of our consumers.”

Varnedoe joined Flowers Foods in 1990, holding a number of management positions, including president of the company’s bakery in Jacksonville, Florida. He left Flowers in 2000 to pursue other business interests and rejoined in 2012 as director of DSD cake sales, then served as vice president of national accounts from 2012 to 2015. In 2016, he was promoted to president of the company’s Phoenix, Arizona bakery and served as senior vice president of DSD Regions/Sales from 2017 to 2020, when he was named to his current role. Varnedoe holds a bachelor’s degree in business administration and history from Presbyterian College.

About Flowers Foods

Headquartered in Thomasville, Ga., Flowers Foods, Inc. (NYSE: FLO) is one of the largest producers of packaged bakery foods in the United States with 2021 sales of $4.3 billion. Flowers operates bakeries across the country that produce a wide range of bakery products. Among the company’s top brands are Nature’s Own, Dave’s Killer Bread, Wonder, Canyon Bakehouse, and Tastykake. Learn more at www.flowersfoods.com.

Investor Contact: J.T. Rieck (229) 227-2253

Media Contact: flowersfoods.com/contact/media-inquiries

Forward-Looking Statements

Statements contained in this filing and certain other written or oral statements made from time to time by Flowers Foods, Inc. (the “company”, “Flowers Foods”, “Flowers”, “us”, “we”, or “our”) and its representatives that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to current expectations regarding our changes to the management team and strategic plans and objectives regarding new digital capabilities and data management tools and are often identified by the use of words and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,” “would,” “is likely to,” “is expected to” or “will continue,” or the negative of these terms or other comparable terminology. These forward-looking statements are based upon assumptions we believe are reasonable. Forward-looking statements are based on current information and are subject to risks and uncertainties that could cause our actual results to differ materially from those projected. Certain factors that may cause actual results, performance, liquidity, and achievements to differ materially from those projected are discussed in our Annual Report on Form 10-K (the “Form 10-K”) and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (“SEC’) and may include, but are not limited to, (a) unexpected changes in any of the following: (1) general economic and business conditions; (2) the competitive setting in which we operate, including advertising or promotional strategies by us or our competitors, as well as changes in consumer demand; (3) interest rates and other terms available to us on our borrowings; (4) supply chain conditions and any related impact on energy and raw materials costs and availability and hedging counter-party risks; (5) relationships with or increased costs related to our employees and third-party service providers; (6) laws and regulations (including environmental and health-related issues); and (7) accounting standards or tax rates in the markets in which we operate, (b) the ultimate impact of the COVID-19 pandemic and future responses and/or measures taken in response thereto, including, but not limited to, new and emerging variants of the virus and the efficacy and distribution of vaccines, which are highly uncertain and are difficult to predict, (c) our ability to manage the demand, supply and operational challenges with the actual or perceived effects of the COVID-19 pandemic; (d) the loss or financial instability of any significant customer(s), including as a result of product recalls or safety concerns related to our products, (e) changes in consumer behavior, trends and preferences, including health and whole grain trends, and the movement toward more inexpensive store branded products, (f) the level of success we achieve in developing and introducing new products and entering new markets, (g) our ability to implement new technology and customer requirements as required, (h) our ability to operate existing, and any new, manufacturing lines according to schedule, (i) our ability to implement and achieve our environmental, social, and governance (“ESG”) goals in accordance with suppliers, regulations, and customers; (j) our ability to execute our business strategies which may involve, among other things, (1) the ability to realize the intended benefits of planned or contemplated acquisitions, dispositions or joint ventures, (2) the deployment of new systems (e.g., our enterprise resource planning (“ERP”) system), distribution channels and technology, and (3) an enhanced organizational structure, (k) consolidation within the baking industry and related industries, (l) changes in pricing, customer and consumer reaction to pricing actions (including decreased volumes), and the pricing environment among competitors within the industry, (m) our ability to adjust pricing to offset, or partially offset, inflationary pressure on the cost of our products; (n) disruptions in our direct-store-delivery distribution model, including litigation or an adverse ruling by a court or regulatory or governmental body, or other regulatory developments, that could affect the independent contractor classifications of the independent distributor partners, (n) increasing legal complexity and legal proceedings that we are or may become subject to, (p) labor shortages and turnover or increases in employee and employee-related costs, (q) the credit, business, and legal risks associated with independent distributor partners and customers, which operate in the highly competitive retail food and foodservice industries, (r) any business disruptions due to political instability, pandemics, armed hostilities (including the ongoing conflict between Russia and Ukraine), incidents of terrorism, natural disasters, labor strikes or work stoppages, technological breakdowns, product contamination, product recalls or safety concerns related to our products, or the responses to or repercussions from any of these or similar events or conditions and our ability to insure against such events, (s) the failure of our information technology systems to perform adequately, including any interruptions, intrusions, cyber-attacks or security breaches of such systems or risks associated with the planned implementation of the upgrade of our ERP system; and (t) the potential impact of climate change on the company, including physical and transition risks, higher regulatory and compliance costs, reputational risks, and availability of capital on attractive terms. The foregoing list of important factors does not include all such factors, nor necessarily present them in order of importance. In addition, you should consult other disclosures made by the company (such as in our other filings with the SEC or in company press releases) for other factors that may cause actual results to differ materially from those projected by the company. Refer to Part I, Item 1A., Risk Factors, of the Form 10-K, Part II, Item 1A., Risk Factors of the Form 10-Q for the quarter ended April 23, 2022 and subsequent filings with the SEC for additional information regarding factors that could affect the company’s results of operations, financial condition and liquidity. We caution you not to place undue reliance on forward-looking statements, as they speak only as of the date made and are inherently uncertain. The company undertakes no obligation to publicly revise or update such statements, except as required by law. You are advised, however, to consult any further public disclosures by the company (such as in our filings with the SEC or in company press releases) on related subjects.